Exhibit No: 10.3

Amendment to Sections 13.1 and 13.2 of Technology License and Referral Agreement

Sections 13.1 and 13.2 of the Technology License and Referral Agreement effective January 2, 2015 between the undersigned parties are hereby amended as follows:

Section 13.1

Section 13.1 currently reads as follows:

Pilot Program Contingency. Licensee’s obligations under this Agreement shall be and hereby are contingent upon the institution, completion by that date which is one hundred twenty (120) days after the Effective Date (which date may be extended for an additional thirty (30) days at Licensee’s option upon prior written notice to P2O), and Licensee’s acceptance, in its sole discretion, of the results of, of a pilot test program (the “Pilot Program”), whereby Licensee shall utilize, on terms mutually agreeable to P2O and Licensee, P2O’s facility (the “Test Facility”) at 20 Iroquois Street, Niagara Falls, New York (the “Pilot Program Contingency”) to ascertain Licensee’s willingness to go forward with the transactions contemplated herein, and, if so ascertained, to establish Minimum Performance Levels for the Initial Order and using the relevant feedstock. Immediately upon the execution and delivery of this Agreement by the parties hereto, the parties shall in good faith diligently negotiate the terms of an agreement for use of the Test Facility for the Pilot Program.

Section 13.1 is amended to read as follows:

Pilot Program Contingency. Licensee’s obligations under this Agreement shall be and hereby are contingent upon the institution, completion by that date which is two hundred ten (210) days after the Effective Date (which date may be extended for an additional thirty (30) days at Licensee’s option upon prior written notice to P2O), and Licensee’s acceptance, in its sole discretion, of the results of, of a pilot test program (the “Pilot Program”), whereby Licensee shall utilize, on terms mutually agreeable to P2O and Licensee, P2O’s facility (the “Test Facility”) at 20 Iroquois Street, Niagara Falls, New York (the “Pilot Program Contingency”) to ascertain Licensee’s willingness to go forward with the transactions contemplated herein, and, if so ascertained, to establish Minimum Performance Levels for the Initial Order and using the relevant feedstock. Immediately upon the execution and delivery of this Agreement by the parties hereto, the parties shall in good faith diligently negotiate the terms of an agreement for use of the Test Facility for the Pilot Program.

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Section 13.2

Section 13.2 currently reads as follows:

Financing Contingency. Licensee’s obligations under this Agreement shall be and hereby are contingent upon Licensee obtaining funding for (i) the Pilot Program on terms acceptable to Licensee in its sole discretion, on or before that date which is thirty (30) calendar days after the Effective Date, and (ii) the Initial Order and working capital in amounts and upon terms acceptable to Licensee in Licensee’s sole discretion, on or before that date which is sixty (60) days after Licensee’s written notice of removal or satisfaction of the Pilot Test Contingency.

Section 13.2 is amended to read as follows:

Financing Contingency. Licensee’s obligations under this Agreement shall be and hereby are contingent upon Licensee obtaining funding for (i) the Pilot Program on terms acceptable to Licensee in its sole discretion, on or before that date which is one hundred twenty (120) calendar days after the Effective Date, and (ii) the Initial Order and working capital in amounts and upon terms acceptable to Licensee in Licensee’s sole discretion, on or before that date which is sixty (60) days after Licensee’s written notice of removal or satisfaction of the Pilot Test Contingency.

All other terms and conditions of the Technology License and Referral Agreement shall remain the same.

Dated: May 1, 2015	PLASTIC2OIL, INC., a Nevada corporation

	By:	/s/ Richard W. Heddle
Richard W. Heddle
President & CEO

Dated: May 1, 2015	ECONAVIGATION, LLC, a New York limited liability company

	By:	/s/ Mark D. Ragus
Mark D. Ragus
President

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